UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 12, 2023

Splunk Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35498	86-1106510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Brannan Street

San Francisco, California 94107

(Address of principal executive offices, including zip code)

(415) 848-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SPLK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 12, 2023, the Board of Directors of Splunk Inc. (the “Company”) appointed Brian Kayman, the Company’s Vice President, Global Tax and Payroll, as the Company’s Chief Accounting Officer (principal accounting officer). Mr. Kayman will replace Tim Emanuelson, who ceased serving as Chief Accounting Officer (principal accounting officer) upon Mr. Kayman’s appointment. Mr. Emanuelson’s departure is not the result of any disagreement between Mr. Emanuelson and the Company, or any matter relating to the Company’s financials, operations, policies or practices.

Mr. Kayman, age 59, most recently served as the Company’s Vice President, Global Tax since 2020 and has led the payroll organization since 2021. Prior to joining the Company, Mr. Kayman served as a Principal at Miller, Cooper & Co., Ltd., an accounting firm, from 2017 to 2020 and from 2004 to 2012. From 2012 until 2017, Mr. Kayman served in various leadership roles at Groupon, Inc., a global e-commerce marketplace, including most recently as Vice President, Tax, and before that as Treasurer and interim Chief Financial Officer. Prior to joining Miller, Cooper & Co., Ltd., Mr. Kayman was a partner at Deloitte from 2002 to 2004 and spent approximately 14 years as a certified public accountant at Arthur Andersen, most recently as a partner. Mr. Kayman holds a B.S. from Indiana University.

There is no arrangement or understanding between Mr. Kayman and any other persons pursuant to which Mr. Kayman was appointed as Chief Accounting Officer. There are no family relationships between Mr. Kayman and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Kayman did not receive any change in his compensation in connection with his appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2023

SPLUNK INC.

	By:	/s/ Brian Roberts
Brian Roberts
Senior Vice President and Chief Financial Officer